Exhibit 10.34

EXECUTION VERSION
Loan No. 7665

FIRST AMENDMENT TO LOAN AGREEMENT, GUARANTY, ENVIRONMENTAL INDEMNITY AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN AGREEMENT, GUARANTY, ENVIRONMENTAL INDEMNITY AND OTHER LOAN DOCUMENTS (this “Agreement”) is made as of the 3rd day of August, 2015, by and among 141 LIVINGSTON OWNER LLC, a Delaware limited liability company, having its principal place of business at 4611 12th Avenue, Suite 1L, Brooklyn, New York 11219 (together with its successors and/or assigns, “Borrower”), CITIBANK, N.A., having an address at 390 Greenwich Street, 7th Floor, New York, New York 10013 (together with its successors and/or assigns, “Lender”), CLIPPER REALTY L.P., a Delaware limited partnership, having an address at 4611 12th Avenue, Apartment 1L, Brooklyn, New York 11219 (“Clipper”), DAVID BISTRICER, an individual, having a principal residence at 4611 12th Avenue, Apartment 1L, Brooklyn, New York 11219 (“Bistricer”) and SAM LEVINSON, an individual, having a principal residence at 810 Seventh Avenue – 28 Floor, New York, New York 10119 (“Levinson”; and individually and/or collectively with Bistricer, as the context shall require, the “Existing Guarantor”).

RECITALS:

A.           On December 12, 2014, Lender made a loan to Borrower in the original principal sum of $55,000,000.00 (the “Loan”) pursuant to, among other things, a certain Loan Agreement by and among Borrower and Lender, dated as of December 12, 2014 (the “Original Loan Agreement”); and

B.           Section 6.4 of the Original Loan Agreement permits the Borrower to enter into a Private REIT Transaction (as defined in the Original Loan Agreement) provided that it satisfies certain requirements set forth therein and obtains Lender’s consent.

C.           In connection with Borrower consummating the Private REIT Transaction and obtaining Lender’s consent thereto, as of the date hereof, the parties hereto desire to, in accordance with the terms hereof, amend each of (i) the Original Loan Agreement, (ii) the Guaranty, (iii) the Environmental Indemnity and (iv) each of the other Loan Documents (as defined in the Original Loan Agreement).

AGREEMENT:

For the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms. All capitalized terms not defined herein shall have the meaning set forth in the Original Loan Agreement.

2.          Amendments to Loan Document Definitions. Each Loan Document is hereby modified such that:

(a)          wherever the term “Loan Documents” appears, it shall include this Agreement;

(b)          wherever the term “Guaranty” shall appear, it shall include any modifications thereto that are set forth in this Agreement;

(c)          wherever the term “Environmental Indemnity” appears, it shall include any modification thereto that are set forth in this Agreement;

(d)          wherever the term “Loan Agreement” appears, it shall include any modifications thereto that are set forth in this Agreement.

(e)          wherever the term “Guarantor” is used, it shall mean, individually and collectively, as the context may require, (i) David Bistricer, (ii) Sam Levinson, (iii) Clipper Realty L.P., a Delaware limited partnership and (iv) and any successor to and/or replacement of any of the foregoing Persons, in each case, pursuant to and in accordance with the applicable terms and conditions of the Loan Documents;

3.	Other Loan Document Modifications.

(a)           The organizational chart attached to the Loan Agreement as Schedule III is hereby deleted and replaced with the organizational chart attached hereto as Exhibit A. The parties hereto represent and warrant that the organizational chart attached hereto is true, complete and correct as of the date hereof.

(b)          Section 6.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.3. Permitted Equity Transfers. Notwithstanding the restrictions contained in this Article 6, the following equity transfers shall be permitted without Lender’s consent: (a) a transfer (but not a pledge) by devise or descent or by operation of law upon the death of a Restricted Party or any member, partner or shareholder of a Restricted Party, (b) the transfer (but not the pledge), in one or a series of transactions, of the stock, partnership interests or membership interests (as the case may be) in a Restricted Party or (c) the sale, transfer or issuance of shares of common stock in the Clipper REIT (as defined below) (provided, that, the foregoing provisions of clauses (a), (b) and (c) above shall not be deemed to waive, qualify or otherwise limit Borrower’s obligation to comply (or to cause the compliance with) the other covenants set forth herein and in the other Loan Documents (including, without limitation, the covenants contained herein relating to ERISA matters)); provided, further, that, with respect to the transfers listed in clauses (a), (b) and/or (c) above, (A) Lender shall receive not less than thirty (30) days prior written notice of such transfers (it being acknowledged that with respect to any transfer contemplated by clause (c) above, no such notice shall be required if (i) the transfer shall otherwise comply with the requirements of this Section 6.3 (ii) the transfer does not cause any Person (or affiliated Persons) to own more than a ten (10%) interest in Borrower that did not previously own said interest); (B) no such transfers shall result in a change in Control of Sponsor, Guarantor or Affiliated Manager; (C) after giving effect to such transfers, (I) David Bistricer, Sam Levinson and Guarantor Family Entities shall, in the aggregate, own at least a 45% (of which 15% may be owned by Moric Bistricer) direct or indirect equity ownership interest in Berkshire Equity LLC and Berkshire Equity LLC shall own a 100% direct ownership interest in each of Borrower and any SPE Component Entity; (II) the Clipper REIT shall (x) serve as the general partner of Clipper Realty L.P., a Delaware limited partnership (the “Clipper Guarantor”), (y) Control Borrower and any SPE Component Entity and (z) control the day-to-day operation of the Property and (III) the Clipper Guarantor and the Clipper REIT shall own at least a twenty five percent (25%) direct and/or indirect interest in the Borrower; (D) after giving effect to such transfers, the Property shall continue to be managed by (I) to the extent a Manager Trigger has occurred, Manager or a New Manager approved in accordance with the applicable terms and conditions hereof or (II) to the extent that a Manager Trigger has not occurred, Borrower; (E) in the case of the transfer of any direct equity ownership interests in Borrower or in any SPE Component Entity, such transfers shall be conditioned upon continued compliance with the relevant provisions of Article 5 hereof; (F) in the case of (1) the transfer of the management of the Property to a new Affiliated Manager in accordance with the applicable terms and conditions hereof, or (2) the transfer of any equity ownership interests (I) directly in Borrower or in any SPE Component Entity, or (II) in any Restricted Party whose sole asset is a direct or indirect equity ownership interest in Borrower or in any SPE Component Entity, such transfers shall be conditioned upon delivery to Lender of a New Non-Consolidation Opinion addressing such transfer; (G) such transfers shall be conditioned upon Borrower’s ability to, after giving effect to the equity transfer in question (I) remake the representations contained herein relating to ERISA matters (and, upon Lender’s request, Borrower shall deliver to Lender an Officer’s Certificate containing such updated representations effective as of the date of the consummation of the applicable equity transfer) and (II) continue to comply with the covenants contained herein relating to ERISA matters; (H) to the extent that any transfer results in the transferee (either itself or collectively with its affiliates) owning a 20% or greater equity interest (directly or indirectly) in Borrower or in any SPE Component Entity, Lender’s receipt of the Satisfactory Search Results shall be a condition precedent to such transfer; (I) such transfers shall be permitted pursuant to the terms of the Property Documents; and (J) after giving effect to such transfers, the Guarantor Control Condition shall continue to be satisfied. Upon request from Lender, Borrower shall promptly provide Lender a revised version of the Organizational Chart delivered to Lender in connection with the Loan reflecting any equity transfer consummated in accordance with this Section 6.3. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, this Section 6.3), no transfer of any direct and/or indirect interest in Clipper Realty Inc., a Maryland corporation (the “Clipper REIT”) held by David Bistricer, Sam Levinson, members of the Bistricer Family Group and/or the Levinson Family Group (other than transfers of said interests to Guarantor Family Entities) shall be permitted until the Loan is indefeasibly paid in full in accordance with the terms hereof.”

4.	Ratification and Assumption.

(a)          Clipper hereby assumes each of the Guaranteed Obligations of Borrower (as defined in the Guaranty) including, without limitation, any Guaranteed Obligations of Borrower that arise in connection with a Payment Recourse Event (as defined in the Guaranty), whether such Guaranteed Obligations of Borrower shall arise on, after or prior to the date of assumption. Clipper hereby further assumes all other obligations of the Guarantor as set forth in the Guaranty and all obligations of the Indemnitor as set forth in the Environmental Indemnity and agrees to observe, comply with, pay and perform all of the terms, covenants, conditions and indemnifications of the Guarantor and/or the Indemnitor (as applicable) to be paid and/or performed rising either prior to the date of assumption or from and after the date of assumption with the same force and effect as if each of the Guaranty and the Environmental Indemnity had originally been executed by Clipper. The Existing Guarantor and Clipper shall be jointly and severally liable for all obligations of Guarantor pursuant to the terms of the Guaranty and the Indemnitor pursuant to the terms of the Environmental Indemnity. In addition to the other agreements of Guarantor set forth herein, by executing this Agreement in the space provided below, each of Original Guarantor and Clipper hereby (a) without implying that such consent is necessary, consents to the modifications made to the Original Loan Agreement and the other Loan Documents herein, (b) ratifies and confirms to Lender that all of the terms, representations, warranties, covenants, indemnifications and other provisions of the Guaranty and the Environmental Indemnity are true and shall remain in full force and effect, without change, except as modified by this Agreement, (c) acknowledges and agrees that neither Clipper nor Original Guarantor has any offsets or defenses against its obligations under the Guaranty and the Environmental Indemnity, and (d) acknowledges and agrees that all references in the Guaranty and the Environmental Indemnity to any Loan Document(s) shall henceforth be deemed to refer to such Loan Document(s), as amended by this Agreement.

(b)           Borrower hereby ratifies and confirms to Lender as of the date hereof that, except as otherwise expressly and specifically modified by this Agreement, all of the terms, representations, warranties, covenants, indemnifications and provisions of the Note, the Loan Agreement, the Security Instrument and the other Loan Documents are and shall remain in full force and effect, and are true and correct in all respects, without change; and (b) Borrower expressly and specifically restates, without limitation: (i) the single purpose entity, representations, warranties and covenants contained in Article 5 of the Loan Agreement, (ii) the ERISA representations and covenants contained in Sections 3.7 and 4.19 of the Loan Agreement, and (iii) the environmental representations, warranties and covenants contained in the Environmental Indemnity.

(c)           Borrower, Original Guarantor and Clipper represent and warrant that, as of the date hereof: (a) Clipper satisfies the Eligibility Requirements (as defined in the Loan Agreement), (b) David Bistricer, Sam Levinson, and members of the Bistricer Family Group and the Levinson Family Group shall, in the aggregate, initially own not less than 15% of the common shares in Clipper Realty Inc., a Maryland corporation (“Clipper Inc”) and a majority of the voting shares in Clipper Inc., (c) David Bistricer and Sam Levinson are each initial members of the REIT Board, (d) in no event shall David Bistricer and/or Sam Levinson be removed from the REIT Board prior to May 1, 2016, and (e) Clipper Inc. will be converted to a Public REIT (which is anticipated to occur approximately one (1) year from the date hereof) and its shares shall be sold on a national exchange. Borrower, Original Guarantor and Clipper each covenants that: (a) Clipper shall continue to satisfy the Eligibility Requirements until the Loan is indefeasible paid in full and (b) at no time shall any Person serve on the REIT Board to the extent such Person is either (i) an Embargoed Person, (ii) not reputable or inexperienced in commercial real estate transactions similar to a Public REIT Transaction.

5.          Recitals. The recitals to this Agreement are intended to be, and are hereby, incorporated by reference into this Agreement with the same force and effect as if fully set forth under the heading “Agreement” herein.

6.          Consent. In consideration of the representations, warranties, covenants and agreements made herein by each of Borrower, Existing Guarantor, and Clipper (as well as satisfaction of certain other conditions precedent), Lender hereby consents to Borrower consummating the Private REIT Transaction as described herein.

7.         Ratification; Conflicts. Except as expressly modified pursuant to this Agreement, all of the terms, representations, warranties, covenants, indemnifications and other provisions of the Original Loan Agreement and the Loan Documents are unmodified, shall continue in full force and effect and are hereby ratified and confirmed. In the event of any conflict or ambiguity between the terms, covenants, and provisions of this Agreement and those of the Original Loan Agreement or the Loan Documents, the terms, covenants, and provisions of this Agreement shall control.

8.          Execution, Delivery and Enforceability. Borrower and, by executing this Agreement in the space provided below, Guarantor hereby represent and warrant to Lender as follows: (a) this Agreement has been duly executed and delivered by each Borrower and Guarantor and is the legal, valid and binding obligation of each Borrower and Guarantor, enforceable in accordance with its terms; (b) each Borrower and Guarantor have the full power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement by each Borrower and Guarantor (i) has been duly and validly authorized by all necessary action on the part of each Borrower and Guarantor, (ii) does not conflict with any judgment, order or decree of any court or arbiter in any proceeding to which any Borrower or Guarantor is a party, and (iii) does not conflict with or constitute a breach of, or constitute a default under, any contract, agreement or other instrument by which any Borrower or Guarantor is bound or to which it is a party; and (c) no consent of any Person not a party hereto is required for any Borrower or Guarantor to enter into and perform this Agreement, or if such consent is required, such consent has been delivered to Lender. Borrower hereby further acknowledges and agrees that Borrower has no offsets or defenses against its obligations under the Loan Documents, as amended by this Agreement.

9.          No Waiver or Modification; Reservation of Rights. The parties hereto agree that, except as specifically set forth herein, this Agreement does not amend, waive, satisfy, terminate, diminish or otherwise modify any of the terms, conditions, provisions and/or agreements contained in the Loan Documents, and the parties hereto hereby acknowledge and agree that said Loan Documents are in full force and effect as amended hereby. Lender hereby reserves all rights and remedies available to it under the terms of the Loan Documents, as amended by this Agreement, and under applicable law. Neither this Agreement, nor the failure by Lender to exercise any of its rights and remedies previously, at this time or at any time hereafter is intended to constitute, nor shall it be deemed to constitute, (i) an extension of the Maturity Date, (ii) except as expressly contained herein, a modification of the Loan Documents, (iii) a waiver or cure of any Defaults or Events of Default now or hereafter existing under any of the Loan Documents or (iv) a waiver, modification, relinquishment or forbearance by Lender of any of its rights or remedies under the Loan Documents, at law or in equity, all of which rights and remedies Lender hereby expressly reserves.

10.         Governing Law. The governing law provisions of the Original Loan Agreement are hereby incorporated by reference as if fully set forth herein.

11.         No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

12.         Further Assurances. Borrower and Guarantor shall execute, acknowledge and deliver any and all further documents reasonably requested by Lender to evidence or confirm the agreements set forth in this Agreement.

13.         Liability; Successors and Assigns. If any party hereto consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever; provided, however, that no interest herein may be assigned by Borrower or Guarantor without the prior written consent of Lender.

14.         Inapplicable Provisions. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

15.         Headings, etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

16.         Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Agreement.

17.         Usage of Terms. Where appropriate in context, the use of the singular shall include the plural, the masculine shall include the feminine, any shall include all, the conjunctive shall include the disjunctive, and vice versa. The words “hereof”, “herein”, and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Exhibits and Schedules are to Exhibits and Schedules to this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

18.         Secured by Security Instrument and Other Collateral. Without limiting the other provisions hereof, Borrower agrees and confirms that the Security Instrument and all pledges of collateral set forth in the Loan Documents secure and will continue to secure Borrower’s timely and full payment of all obligations set forth in the Loan Documents, as amended by this Agreement.

19.         Trial by Jury Waiver. BORROWER, GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN RESPECT TO ANY ACTION, PROCEEDING, LITIGATION OR COUNTERCLAIM BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN, AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, WHETHER VERBAL OR WRITTEN, OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER EXECUTING THIS AGREEMENT.

20.         No Novation. THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY BORROWER UNDER OR IN CONNECTION WITH THE NOTE, THE SECURITY INSTRUMENT AND/OR ANY OF THE OTHER LOAN DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF THE LENDER’S LIENS IN ANY OF THE COLLATERAL SECURING THE NOTE IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS.

21.         Entire Agreement. The Loan Documents, as amended by this Agreement, contain the entire understanding and agreement of the parties hereto in respect of the Loan, and supersede all prior representations, warranties, agreements, arrangements, and understandings. There are no unwritten or oral agreements among the parties hereto.

22.         Submission of Agreement. This Agreement shall have no force or effect unless the signatures of Lender, each Borrower, Original Guarantor and Clipper shall have been fully-executed and delivered.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

BORROWER:

141 Livingston Owner LLC, a Delaware limited liability company

By:	/s/ David Bistricer
Name: David Bistricer
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

DAVID BISTRICER, an individual

By:	/s/ David Bistricer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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SAM LEVINSON, an individual

By:	/s/ Sam Levinson

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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CLIPPER REALTY L.P., a Delaware limited partnership

By:	Clipper Realty Inc., a Maryland corporation, its general partner

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Chief Executive Officer and President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

LENDER:

CITIBANK, N.A.

By:	/s/ Ana Rosu Marmann
Name: Ana Rosu Marmann
Title: Authorized Signatory

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